UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2020

UGI Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
460 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: 610 337-7000
Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, without par value	UGI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 10, 2020, the Board of Directors of UGI Corporation (the “Company”) appointed Cindy J. Miller, age 58, to serve as Director of the Company, effective September 1, 2020. A Committee assignment for Ms. Miller will be determined at a future Board meeting. Ms. Miller will receive an annual retainer of $90,000, pro-rated for the number of months she serves as a Director of the Company during the 2020 fiscal year. In addition, it is anticipated that Ms. Miller will receive an equity grant consistent with the Company’s director compensation practices upon the effective date of her appointment.

Ms. Miller is the President (since October 2018) and Chief Executive Officer (since May 2019) of Stericycle, Inc., a global business-to-business services company that serves more than one million customers in nineteen countries with solutions for regulated medical waste management, secure information destruction, compliance and customer contact. Ms. Miller previously served as Chief Operating Officer (October 2018 to May 2019). Prior to joining Stericycle, Ms. Miller had a 30-year career with United Parcel Service where she served in roles of increasing responsibility, including as President - Global Freight Forwarding (2016 to 2018), President - Europe Region (2013 to 2016), Managing Director - United Kingdom, Ireland and Nordics (2010 to 2013), and Managing Director - Southern Europe, the Middle East and Africa (2008 to 2010).

A copy of the Company’s press release announcing the foregoing is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith:

99.1	Press Release dated June 11, 2020.
104	The cover page from this Current Report, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

June 11, 2020	By:	/s/ Jessica A. Milner
	Name:	Jessica A. Milner
	Title:	Assistant Secretary